UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017
MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1801 California Street, Suite 4600, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ⃞

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Molson Coors Brewing Company (the “Company”) was held on May 17, 2017, in Montreal, Quebec, at which the following matters were submitted to a vote of the stockholders:

(a) Votes regarding the election of the persons named below as Directors for a term expiring in 2018 were as follows:

CLASS A DIRECTORS:	For	Withheld	Broker Non- Votes
Peter H. Coors	5,126,656	6,358	15,496
Peter J. Coors	5,126,984	6,030	15,496
Betty K. DeVita	5,132,587	427	15,496
Mary Lynn Ferguson-McHugh	5,132,259	755	15,496
Franklin W. Hobbs	5,132,159	855	15,496
Mark R. Hunter	5,132,159	855	15,496
Andrew T. Molson	5,126,606	6,408	15,496
Geoffrey E. Molson	5,126,606	6,408	15,496
Iain J.G. Napier	5,132,159	855	15,496
Douglas D. Tough	5,132,159	855	15,496
Louis Vachon	5,132,159	855	15,496

CLASS B DIRECTORS:	For	Withheld	Broker Non- Votes
Roger G. Eaton	166,077,716	3,933,246	3,080
Charles M. Herington	166,065,115	3,945,847	3,080
H. Sanford Riley	164,501,340	5,509,622	3,080

(b) Votes of our Class A and B Common Stock together as a single class regarding approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
171,199,463	3,743,768	203,825	15,496

(c) Votes of our Class A Common Stock, on an advisory basis, regarding the preferred frequency of the advisory vote to approve named executive officer compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
5,127,342	10	5,449	213	15,496

(d) Votes of our Class A Common Stock regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 were as follows:

For	Against	Abstain
5,145,937	2,443	130

As indicated above, over 99% of the votes cast by Class A stockholders were voted, on an advisory basis, in favor of holding advisory votes on named executive officer compensation every year. In light of these results, the Company's Board of Directors has determined to hold an advisory vote on named executive officer compensation every year until the next required advisory vote on the frequency of future votes on named executive officer compensation or until the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date:	May 18, 2017	By:	/s/ E. Lee Reichert
E. Lee Reichert
Deputy Chief Legal Officer and Secretary

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